UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Metal Sky Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

METAL SKY STAR ACQUISITION CORPORATION
132 West 31st Street, First Floor

New York, New York 10001

Tel: (332) 237-6141

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 26, 2023

TO THE SHAREHOLDERS OF METAL SKY STAR ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders of Metal Sky Star Acquisition Corporation (“Metal Sky Star,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on January 26, 2023 (the “Extraordinary General Meeting”).

The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) month each time from February 5, 2023 (the “Current Termination Date”) to February 5, 2024 (the termination date as so extended, the “Extended Termination Date”) by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 36.2 thereof and replacing them with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Charter Amendment Proposal”); and

2.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 2” or “Adjournment Proposal”).

The Company’s IPO prospectus dated March 31, 2022 provides that the Company initially had until January 5, 2024 (after twelve (12) monthly extensions) to complete its initial business combination. The Company’s charter was most recently amended and restated on March 30, 2022 with the Current Termination Date of January 5, 2023, which can be extended to January 5, 2024 after twelve (12) monthly extension. The only way to extend the Combination Period from January 5, 2023 without the need for a separate shareholder vote under the current Charter is for our insiders or their affiliates or designees, upon five (5) days’ advance notice prior to the applicable deadline, to deposit into the Trust Account $383,333 (i.e., $0.033 per issued Public Share), for each monthly extension, on or prior to the date of the applicable deadline. The purpose of the Charter Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination a total of twelve (12) times for an additional one (1) month each time beginning on February 5, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

The purpose of the Charter Amendment is to allow for twelve (12) monthly extensions, each with a required Extension Payment of $0.033 each month for each Public Share that has not been redeemed. Our insiders or their affiliates or designees will elect to exercise each extension on a month-to-month and as-needed basis only.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve the Charter Amendment Proposal.

Our Board has fixed the close of business on December 22, 2022 (the “Record Date”) as the record date for determining Metal Sky Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Metal Sky Star’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of Metal Sky Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: January 4, 2022

By Order of the Board of Directors

Man Chak Leung
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

METAL SKY STAR ACQUISITION CORPORATION
132 West 31st Street, First Floor

New York, New York 10001

Tel: (332) 237-6141

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 26, 2023

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Metal Sky Star Acquisition Corporation (“Metal Sky Star,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on January 26, 2023. The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) month each time from February 5, 2023 (the “Current Termination Date”) to February 5, 2024 (the termination date as so extended, the “Extended Termination Date”) by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 36.2 thereof and replacing them with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Charter Amendment Proposal”); and

2.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 2” or “Adjournment Proposal”).

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Extraordinary General Meeting plus (ii) $0.033 for each public share that is not redeemed in connection with the Extraordinary General Meeting for each subsequent calendar month on the 5th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). Assuming the Charter Amendment Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the Extraordinary General Meeting. Each Additional Contribution will be deposited in the trust account within thirty calendar days thereafter (or portion thereof). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

The public shareholders (the “Holders”) of the Company’s ordinary shares sold in its IPO (the “Public Shares”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Charter Amendment Proposal, or whether they were holders of ordinary shares on the record date or acquired such shares after such date. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company fails to find a suitable acquisition target in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Charter Amendment Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Charter Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Charter Amendment Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is December 22, 2022. Record holders of ordinary shares of the Company at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 14,675,000 outstanding ordinary shares of the Company, including 11,500,000 outstanding Public Shares. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated January 4, 2022 and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on January 26, 2023 at 10:00 a.m., Eastern Time in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

● A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) month each time from February 5, 2023 (the “Current Termination Date”) to February 5, 2024 (the termination date as so extended, the “Extended Termination Date”) by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 36.2 thereof and replacing them with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Charter Amendment Proposal”); and

● a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal (the “Proposal 2” or the “Charter Amendment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal, and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Charter Amendment Proposal?	A.

The Company’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before January 5, 2024.

The Company does not expect to be able to consummate such a business combination by January 5, 2024 if the Company elect to make the currently permitted monthly extensions. Because the Company may not be able to conclude an initial business combination within the permitted time period, the Company has determined to seek shareholder approval to extend the date by which the Company must complete an initial business combination.

Q. Why should I vote for the Charter Amendment Proposal?	A.

The Board believes that given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination to date. Accordingly, our Board is proposing the Charter Amendment Proposal to extend the date by which the Company must complete an initial business combination until the Extended Date and to allow for the Election.

The Company’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares which are present (in person or by proxy) and which vote at the Extraordinary General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond January 5, 2024, except in connection with, and effective upon consummation of, an initial business combination. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as the Company is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Charter Amendment is consistent with the Company’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the Metal Sky Star insiders intend to vote their shares?	A.

All of the Company’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposal and the Adjournment Proposal.

The Company’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 2,875,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Metal Sky Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, the Company’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 2,875,000 founder shares and 330,000 private placement units, representing approximately 21.88% of the Company’s issued and outstanding ordinary shares.

The Company’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Charter Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of The Company may be voted in favor of the Charter Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Charter Amendment Proposal is approved?	A.	If the Charter Amendment Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the shareholder vote on the Charter Amendment Proposal (the “Initial Contribution”) plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month (commencing on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from February 5, 2023 (the date by which the Company is currently required to complete its business combination) until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”).

Q. Will you seek any further extensions to liquidate the trust account?	A.

Other than the extension until the Extended Date as described in this proxy statement, the Company does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. The Company has provided that all holders of Public Shares, whether they vote for or against the Charter Amendment Proposal, or whether they were holders of Metal Sky Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Charter Amendment Proposal is not approved?	A.

If the Charter Amendment Proposal is not approved and we have not consummated an initial business combination by February 5, 2023, or our trust account has not received the $383,333 monthly extension fee payment by February 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination or we fail to deposit further monthly extension fee by February 5, 2023.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination by February 5, 2023.

Q. If the Charter Amendment Proposal is approved, what happens next?	A.

If the Charter Amendment Proposal is approved, the Company has until the Extended Date to complete its initial business combination.

If the Charter Amendment Proposal is approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

We may not implement the Charter Amendment if we would not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Election.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, and warrants will remain publicly traded.

If the Charter Amendment Proposal is approved and public shareholders elect to redeem their Public Shares, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s ordinary shares held by the Company’s officers, directors, initial shareholders and their affiliates.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to The Company’s Secretary or the Advantage Proxy prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 132 West 31st Street, First Floor, New York, New York 10001, Attn: Secretary, or sending a notice of revocation to Advantage Proxy P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith.

Q If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposal 1 and 2 are “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the other proposals.

Q What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Extraordinary General Meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Extraordinary General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of the Company’s ordinary shares at the close of business on December 22, 2022 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 14,675,000 ordinary shares were issued and outstanding and entitled to vote.

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q Does the Board recommend voting for the approval of the Charter Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1 and 2 are fair to and in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” for the Proposal 1 and Proposal 2.

Q What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.

The Company’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company.

Q What happens to the Company’s rights and warrants if the Charter Amendment Proposal is not approved?	A.

If the Charter Amendment Proposal is not approved, we retain the right to extend the Combination Period by eleven (11) times for an additional one (1) month each time from February 5, 2023 to January 5, 2024, by depositing $383,333, or $0.033 for each public share, to the Trust Account.

If the Charter Amendment is not approved and we do not consummate an initial business combination by January 5, 2024 (assuming eleven (11) monthly extensions), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Q What happens to the Company’s rights and warrants if the Charter Amendment Proposal is approved?	A.

If the Charter Amendment Proposal is approved, The Company will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q What do I need to do now?	A.

The Company urges you to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q How do I vote?	A.

If you are a holder of record of Metal Sky Star Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your shares of the Company are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q How do I exercise my redemption rights?	A.

If the Charter Amendment is implemented, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598 at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q What should I do if I receive more than one set of voting materials?	A.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Metal Sky Star Acquisition Corporation

132 West 31st Street, First Floor

New York, New York 10001

Tel: (332) 237-6141

or

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and The Company’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to The Company or any person acting on The Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

PROPOSAL 1 THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our existing amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) month each time from February 5, 2023 to February 5, 2024 (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until February 5, 2023 to complete its initial business combination after election of one monthly extension, before giving effect to the eleven (11) monthly extensions (the “Current Termination Date”). Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.033 for each public ordinary share that has not been redeemed into the trust account for each one (1) month extension in accordance with the terms as set out in the Trust Agreement (as revised by the Trust Amendment). The first extension payment after the approval of the Charter Amendment Proposal must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. The full proposed Amended article 36.2 of the amended and restated memorandum and articles of association are attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, and in such event, we will not affect the Charter Amendment.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its amended and restated memorandum and articles of association to allow the Company to extend its life twelve (12) times for an additional one (1) month each time from February 5, 2023 to February 5, 2024.

The Company’s IPO prospectus provides that the Company initially had until January 5, 2024 (after twelve monthly extensions) to complete its initial business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination twelve (12) times for an additional one (1) month each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

After consultation with the Sponsor, Company management has reasons to believe that, if the Charter Amendment proposal is approved, the Sponsor or its affiliates will, in connection with each monthly extension, contribute $0.033 per public share issued at the Company’s IPO that has not been redeemed to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five (5) days’ advance notice prior to the applicable deadlines. The Company plans to made the extension payments one time to extend the time to complete a business combination from January 5, 2023 to February 5, 2023, and further extension payment has to be made by February 5, 2023 in order to further extend the time to complete a business combination. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Charter Amendment proposal is not approved and we have not consummated a business combination or our trust account has not received the $383,333 extension fee payment by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Charter Amendment Proposal is not approved, we retain the right to extend the Combination Period by eleven (11) times for an additional one (1) month each time from February 5, 2023 to January 5, 2024, by depositing $383,333, or $0.033 for each public share, to the Trust Account.

If the Charter Amendment is not approved and we do not consummate an initial business combination by January 5, 2024 (assuming eleven (11) monthly extensions), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor, M-Star Management Corp., is controlled by a non-U.S. person. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by February 5, 2023 (or January 5, 2024 if extended eleven (11) times by our Sponsor) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.14 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Vote Required

Approval of the Charter Amendment to the amended and restated memorandum and articles of association requires the affirmative vote of at least 2/3 of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the vote on any proposal.

Board of Directors’ Recommendation

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 2 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposal 1. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposal 1.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of Metal Sky Star’s shareholders will be held at 10:00 a.m., Eastern Time on January 26, 2023 in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned ordinary shares at the close of business on December 22, 2022, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each share you owned at that time. The Company’s rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Proposal 1 will be required to approve the Proposal 1. The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Proposal 2. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 1 and 2 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 1 and 2.

At the close of business on the record date, there were 14,675,000 issued and outstanding ordinary shares of the Company each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against such Proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for January 26, 2023, you must vote for or against the Charter Amendment Proposal and demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (the “Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7500 and expenses, for its services in connection with the Extraordinary General Meeting.

MANAGEMENT

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Title
Man Chak Leung	43	Chairman, Chief Executive Officer and Director
Wenxi He	43	Chief Financial Officer
Konstantin A. Sokolov	47	Director
Zhuo Wang	34	Director
Zining Jiang	47	Director
Xinghua Fan	60	Director

Man Chak Leung has served as our Chief Executive Officer since June 2021. Mr. Leung has been the President and a director of Verity Acquisition Corp. since May 2021. Since August 2019, he has been serving as the General Manager of China Seven Star Holdings Limited, an investment holding company focusing on consumer and healthcare sectors in China. Mr. Leung served as consultant to Silk Road Finance Corporation from May to December 2020. Mr. Leung served as Co-Head of Risk and Portfolio Management at China Minsheng Financial Holding Corporation Limited (“CM Financial”) from 2017 to May 2019, a Hong Kong mainboard listed financial holding platform. He was responsible for all portfolio including primary and secondary, fixed income and other special situations including SPACs. Mr. Leung joined CM Financial in December 2016 from TPG Growth, a global mid-market private equity firm with over US$ 15 billion AUM, where he spent 10 years as an investment professional specializing in Healthcare, Financial Services, TMT, Consumer and Education in Greater China and South East Asia. Prior to that, he was with the Hong Kong office of the Cathay Capital Group between 2001 to 2006. He has accumulated extensive transaction experience including investments into eToro, Masan Group, FPT, ShangPharma, NT Pharma, Ivy Education Group, Vinda Paper and Rayli Magazine. He has also served on the board of the Ivy Education Group, a K12 Education Group in China between September 2015 to February 2017, CM SPC and CM Asset Management (Hongkong) Company Limited between July 2018 to May 2019 and CM International Financial Leasing Investment Holding Company Limited between January 2018 to November 2019. Mr. Leung holds a Bachelor of Business and Administration (Finance) from City University of Hong Kong.

Konstantin A. Sokolov has served as a director since October 2022. Mr. Sokolov has been the independent director of Metal Sky Star Acquisition Corporation since July 19, 2021. Mr. Sokolov is the founder and Chairman of Gotthard Investment AG, which is a private equity firm based in Zurich, Switzerland, focusing on financial services, asset management and global real estate. Since 2011, Gotthard Investment AG advised and managed multiple investment funds, and partnered with leading Swiss and Lichtenstein banks to invest globally in energy and real estate assets. Prior to that, Mr. Sokolov served as Managing Director of Centrica plc (British Gas and Direct Energy). Between 1997 to 2005, Mr. Sokolov served in senior leadership positions at Qwest Communication, Inc., a pioneer in fiber optics. Mr. Sokolov holds an Executive MBA degree from University of Chicago in 2005 and a Master’s of Mathematics and Computer Science degree from St. Petersburg State University in 1997.

Wenxi He has served as our Chief Financial Officer since June 2021. She serves as Chief Investment Officer at Still Waters Green Technology Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets, since February 2019. Ms. He has over 15 years of experience in the investment banking industry. Prior to joining Still Waters Green Technology Limited, she served as the Managing Director and Global Head of Commodity Exchange Traded Products at Bank of America Merrill Lynch in London. She was responsible for initiating and executing strategic solutions and issuance, trading physical and synthetic commodity products, and managing portfolio assets in energy, metals and agriculture, with a wide variety of commodity, currency and interest-rate risk. Prior to that, Ms. He traded and structured commodity derivative products at Citigroup, fixed income security products with a focus on structured credit and rates at UBS and RBC Capital Markets. Ms. He holds master’s degrees in both Mathematical Finance and Engineering from University of Toronto, and a bachelor’s degree in Engineering from Tongji University.

Zhuo Wang serves as an independent director since March 2022. Mr. Wang serves as the director of Mingzhu Logistics Holdings Limited, a NASDAQ-listed company (YGMZ:US), since April 2018. Mr. Wang has over ten years of experience in investment and management. He has also been the marketing manager of Singapore construction design and supply company Springview Enterprises Private Limited since June 2018. Mr. Wang started to work as the director of an investment holding company, Exquisite Elite Limited since November 2017. Since May 2017, Mr. Wang has been the managing director of China International Holdings, and its Hong Kong based subsidiaries, China International Securities Limited, a securities firm, overseeing the firm’s brokerage services, business operations and performance, and China International Corporate Management Limited since June 2016, a consulting firm that provides a range of business solutions to small and medium sized companies in Asia. Since April 2016, Mr. Wang has also been the head of finance and operations at a Singaporean education consulting company Shines International Limited and a director of Total Best Investments Limited, an investment holding company since March 2016. Prior to that, Mr. Wang has been the head of finance and marketing of Singapore construction services provider GGL Enterprises Pte Ltd since 2012. Mr. Wang also served as a director on the board of various companies, including Belvedere Ventures Pte Ltd. between June 2011 to October 2016, a real estate development and construction company, Sandhurst Global Pte Ltd., and between September 2013 to August 2014, a security personnel staffing and systems company, Acquired Time (HK) Limited. Mr. Wang holds a Bachelor’s of Science in Business Management from Babson College in Boston, Massachusetts.

Zining Jiang serves as an independent director since March 2022. Mr. Jiang now serves as the general manager of Guangzhou Shanxin Trading Co. Ltd., which mainly engages in industrial raw material trade and import and export business since July 2018. Prior to that, since July 2015, Mr. Jiang served as the CEO of Guangzhou Yidao Investment Holding Co., Ltd. and an operational director at Guangdong Grape Wine Magazine Co., Ltd. In 2007, he joined Yangcheng Evening News Group as the deputy chief editor. He then joined China Southern Airlines as assistant to the general manager in April 2011, and was promoted as the operation director of China Southern Airlines Media Group. He joined PACOM Media Co. Ltd. in July 2001 and successively served as the chief editor of China Golf, Golf Digest and Golf Travel. Prior to that, Mr. Jiang joined Guangdong Cable TV station in 1996 as an editor upon graduation from Jinan University.

Xinghua Fan serves as an independent director since March 2022. Mr. Fan currently serves as the Vice General Manager and is responsible for the financing and listing of SINO SIC Technology Development Co., Ltd.’s silicon carbide project. Mr. Fan has served as the Senior Partner and Vice President of Beijing New Board Capital Investment Holdings Co. since 2014. At the same time, he is also the executive director of the World Union Fortune Entrepreneur Club and a member of the investment committee. Mr. Fan was the COO of Sino-American Holding Group from 2011 to 2013. From 2008 to 2011, he worked as the vice president of Zhongshuo Investment Guarantee Group. From 2005 to 2007, he has worked in Xinyuan Guarantee (China) Co., Ltd. as an operation center manager. Mr. Fan received a Master’s Degree in College of Economics and Management (SEM) from Beihang University.

Terms of Office of Officers and Directors

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Metal Sky Star Acquisition Corporation, 132 West 31st Street, First Floor, New York, New York 10001. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our board has determined that each of Messrs. Zhuo Wang, Zining Jiang, Xinghua Fan and Konstantin A. Sokolov are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Compensation.

No executive officer has received any cash compensation for services rendered to us during the year ended December 31, 2022.

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a shareholder Meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 14,675,000 shares of our ordinary shares outstanding as of December 22, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of the record date of December 22, 2022, there were a total of 14,675,000 of our ordinary shares issued and outstanding (including 11,500,000 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
M-Star Management Corporation(2)	3,205,000	21.88%
Man Chak Leung(2)	3,205,000	21.88%
Wenxi He(4)	-	-
Konstantin A. Sokolov(4)	-	-
Zhuo Wang(4)	-	-
Zining Jiang(4)	-	-
Xinghua Fan(4)	-	-
All directors and officers as a group (6 individuals)	3,205,000	21.88%

5% or greater beneficial owners
Atlas Diversified Master Fund, Ltd.(5)	700,000	6.09%
Saba Capital Management, L.P.(6)	600,000	5.20%
Feis Equities LLC(7)	995,000	8.65%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 132 West 31st Street, First Floor, New York, New York 10001.
(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by M-Star Management Corporation, our sponsor. Mr. Man Chak Leung, our Chairman and Chief Executive Officer, is the sole director of our sponsor, have voting and dispositive power of the ordinary shares. The address for our sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.
(3)	Based upon 14,705,000 ordinary shares outstanding. Includes the 330,000 private placement units (and the component parts) purchased by our sponsor simultaneously with the consummation of our initial public offering.
(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.

(5)	Based on information contained in a Schedule 13G filed on April 1, 2022. BAM is the investment manager to each of ADMF, ADF LTD, ADF LP, AMF, AG, AGI, AEMF, AEF LP, AEF LTD, APA LP, ATF LTD and AIEF LP, with its principal business office at 444 West Lake Street, 50th Floor, Chicago, IL 60606. Because BAM may be deemed to control ADMF, ADF LTD, ADF LP, AMF, AG, AGI, AEMF, AEF LP, AEF LTD, APA LP, ATF LTD and AIEF LP, as applicable, BAM may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the Issuer’s Shares reported herein.
(6)	Based on information contained in the Schedule 13G filed on March 31, 2022 by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein. Each reporting person has shared power to vote 600,000 ordinary shares and shared the power to dispose of 600,000 shares. The business address for each reporting person is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(7)	Based on information contained in the Schedule 13G filed on April 1, 2022 by Feis Equities LLC and Lawrence M. Feis. Each reporting person has sole power to vote 600,000 ordinary shares and sole the power to dispose of 995,000 shares. The business address for the reporting person is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

Our founders beneficially own approximately 21.88% of the issued and outstanding ordinary shares. Because of the ownership block held by our founders, officers and directors, such individuals may be able to effectively exercise influence over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

Our sponsor, officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

September 26, 2021, our sponsor purchased 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. Our sponsor owns approximately 21.88% of our issued and outstanding ordinary shares as of December 31, 2022.

Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one-tenth (1/10) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 21 months, our sponsor will be paid a total of $210,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor has agreed to loan us up to $300,000 to be used for a portion of the expenses of our initial public offering. As of the date of closing our initial public offering, we had borrowed $300,000 under the promissory note with our sponsor. These loans are non-interest bearing, unsecured and were originally due and payable in connection with our public offering (April 5, 2022). The loan repaid as $300,000 allotted to the payment of offering expense. Related party loan balance as of December 31, 2021 was nil.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares, 150,000 rights and 150,000 warrants to purchase 150,000 shares if $1,500,000 of notes were so converted) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

The holders of the founder shares, private placement units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

On June 15, 2021, the Company issued a promissory note (the “Note”) in the principal amount of up to $300,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $300,000 to pay the extension fee and transaction cost. On December 15, 2021, the Company issued another promissory note (the “Note”) in the principal amount of up to $300,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $300,000 to pay the extension fee and transaction cost. The Notes bear no interest and are repayable in full upon the earlier of (a) March 31, 2022 or (b) the date of the consummation of the Company’s initial business combination. The Note have no conversion feature, and no collateral. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Sponsor waives any and all right, title, interest or claim of any kind in or to any distribution of or from the trust account, and agrees not to seek resources, reimbursement, payment or satisfaction for any claim against the trust account for any reason whatsoever.

SHAREHOLDER PROPOSALS

No date for the Company’s Extraordinary meeting of shareholders of 2023 has been set.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Metal Sky Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Metal Sky Star’s proxy statement. Upon written or oral request, Metal Sky Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Metal Sky Star deliver single copies of such documents in the future. Shareholders may notify Metal Sky Star of their requests by calling or writing Metal Sky Star at Metal Sky Star’s principal executive offices at 132 West 31st Street, First Floor, New York, New York 10001.

WHERE YOU CAN FIND MORE INFORMATION

Metal Sky Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Metal Sky Star files its reports, proxy statements and other information electronically with the SEC. You may access information on Metal Sky Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Metal Sky Star Acquisition Corporation

132 West 31st Street, First Floor

New York, New York 10001

Tel: (332) 237-6141

ANNEX A

METAL SKY STAR ACQUISITION CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Proposal 1 – Charter Amendment Proposal

The Amended and Restated Memorandum and Articles of Association of Metal Sky Star Acquisition Corporation shall be amended by deleting Section 36.2 in its entirety and replacing it with the following:

36.2 In the event that the Company does not consummate its initial Business Combination by February 5, 2023 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination for a further twelve (12) months (the “Extension”) to February 5, 2024 (the “Extended Date”), provided that if the Company exercises the Extension. In the event that the Company does not consummate a Business Combination by the Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

Annex A-1

PROXY

METAL SKY STAR ACQUISITION CORPORATION

132 West 31st Street, First Floor

New York, New York 10001

Tel: (332) 237-6141

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

JANUARY 26, 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 26, 2023

The undersigned hereby appoints Man Chak Leung as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of Metal Sky Star Acquisition Corporation, which the undersigned is entitled to vote, as specified below on this card, at the Extraordinary General Meeting of Shareholders of Metal Sky Star Acquisition Corporation, on January 26, 2023, at 10:00 a.m. local time, at the offices of the Company’s counsel, Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, NY 10006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

FOR PROPOSAL 1 AND PROPOSAL 2 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: Charter Amendment Proposal.

Amend Metal Sky Star’s Amended and Restated Memorandum and Articles of Association to extend the date by Metal Sky Star must consummate its initial business combination to February 5, 2024, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals 1.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting     ☐ YES     ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.